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                                                                   EXHIBIT 10.16

This Instrument was prepared by,
and when recorded, return to:

Juliane M. Dziobak, Esq.
Edwards Angell Palmer & Dodge LLP
2800 Financial Plaza
Providence, Rhode Island 02903

               FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT (this "AMENDMENT") is made as of the 8th day of November, 2006, by

     SMITH & WESSON CORP., a Delaware corporation having a principal place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts ("GRANTOR"); and

     TD BANKNORTH, N.A. (as successor-by-merger to Banknorth, N.A.), a national banking association with an office at 1441 Main Street, Springfield, Massachusetts ("GRANTEE").

                                WITNESSETH THAT:

     WHEREAS, Grantor executed and delivered a certain Mortgage and Security Agreement dated as of January 11, 2005 (as may have been amended from time to time, the "MORTGAGE") in favor of Grantee, which Mortgage was recorded with the Southern Aroostook County, Maine Registry of Deeds in Book 4074, Page 60 (all capitalized terms used in this Amendment without definition shall have the identical meanings given to such terms in the Mortgage); and

     WHEREAS, pursuant to the Mortgage, Grantor gave, granted, bargained, sold and conveyed to Grantee, the Real Property and Collateral described therein (collectively referred to herein as the "MORTGAGED PROPERTY");

     WHEREAS the Real Property is more particularly described on Schedule A attached hereto and made a part hereof; and

     WHEREAS, the Mortgage was executed for the purpose of securing, inter alia, the payment of the following promissory notes by Grantor in favor of Grantee (i) Revolving Line of Credit Note in the original principal amount of Seventeen Million and 00/100 Dollars ($17,000,000.00) (the "ORIGINAL REVOLVING NOTE"),
(ii) Commercial Term Promissory Note in the original principal amount of Twelve Million One Hundred and Four Thousand and 00/100 Dollars ($12,104,000.00), (iii) Equipment Line of Credit Note in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (individually, the "ORIGINAL EQUIPMENT LINE NOTE") and (iv) Commercial Real Estate Term Promissory Note in the original principal amount of Five Million Eight Hundred Ninety-Six Thousand and 00/100 Dollars ($5,896,000.00), each dated as of January 11, 2005, and each as may be amended from time to time (collectively, the

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"ORIGINAL NOTES") with respect to certain indebtedness, obligations and liabilities of Grantor under a certain Loan and Security Agreement dated as of January 11, 2005, among Grantor and Grantee, as the same may have been amended from time to time (the "ORIGINAL LOAN AGREEMENT"); and

     WHEREAS, contemporaneously herewith, the Original Loan Agreement is being amended and restated in its entirety pursuant to the terms of a certain Amended and Restated Loan and Security Agreement by and among Grantor, Grantee, and Smith & Wesson Holding Corporation, a Nevada corporation ("HOLDINGS") (as such Amended and Restated Loan and Security Agreement may be further amended, restated and supplemented from time to time, the "AMENDED LOAN AGREEMENT"); and

     WHEREAS, pursuant to the Amended Loan Agreement, (a) Grantee has amended and restated the Original Equipment Line Note by executing that certain Amended and Restated Equipment Line of Credit Note dated as of November 8, 2006 (as the same may be further amended, extended, supplemented, reissued, restated or otherwise modified, the "RESTATED EQUIPMENT LINE NOTE "), (b) Grantee has amended and restated the Original Revolving Note by executing that certain Amended and Restated Revolving Line of Credit Note dated as of November 8, 2006 (as the same be further amended, extended, supplemented, reissued, restated or otherwise modified, the "RESTATED REVOLVING NOTE"), and (c) Grantee has agreed to make an acquisition line of credit loan to Grantor contemporaneously herewith in the aggregate principal amount of up to Thirty Million Dollars ($30,000,000) and the Grantor has issued to the Grantee to evidence its indebtedness in respect to such acquisition line of credit loan its Acquisition Line Note dated as of November 8, 2006 in the aggregate principal amount of Thirty Million Dollars and 00/100 ($30,000,000.00) (as the same may be amended, extended, supplemented, reissued, restated or otherwise modified from time to time, the "ACQUISITION NOTE"); and

     WHEREAS, the Original Notes (other than the Restated Equipment Line Note and the Restated Revolving Note) will continue to evidence the outstanding unpaid principal balance of the Original Notes; and

     WHEREAS, the Restated Equipment Line Note and the Restated Revolving Note will evidence the outstanding unpaid principal balance of the Original Equipment Line Note and the Original Revolving Note, respectively; and

     WHEREAS, the Acquisition Note will evidence certain additional indebtedness incurred by the Grantor, pursuant to the Amended Loan Agreement; and

     WHEREAS, the Mortgage provides that the Mortgage was given to secure, not only Grantor's obligations which existed as of the date of execution of the Mortgage, but also the payment of any and all future obligations which Grantor might thereafter owe to the Grantee; and

     WHEREAS, the parties desire to enter into this Amendment for the purposes of evidencing their agreement and understanding that the Mortgage, as amended hereby, is intended to secure and benefit all indebtedness, obligations and liabilities of Grantor under the Original

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Loan Agreement, as amended and restated by the Amended Loan Agreement, and of the Grantor under the Original Notes, the Restated Equipment Line Note, the Restated Revolving Note, and under the Acquisition Line Note, and any and all promissory notes which may hereafter be executed from time to time to evidence such indebtedness;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby enter into this Amendment and hereby amend the Mortgage as follows:

     1. Amendment to Definitions.

     (a) The defined terms set forth in the Preamble and Recitals to this Amendment are hereby added to the Mortgage with the respective meanings given to such terms in such Preamble.

     (b) The definitions of "Loan Agreement" and "Notes", are hereby amended to read in their entirety, respectively, as follows:

          "Loan Agreement" shall mean the Original Loan Agreement as amended and restated by the Amended Loan Agreement (i.e., that certain Amended and Restated Loan and Security Agreement dated November 8, 2006 by and among Grantor, as borrower, Holdings, as guarantor, and Grantee), and as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time.

          "Notes" shall mean (a) the Commercial Term Promissory Note dated January 11, 2005 in the original principal amount of Twelve Million One Hundred and Four Thousand and 00/100 Dollars ($12,104,000.00), (b) the Commercial Real Estate Term Promissory Note dated January 11, 2005 in the original principal amount of Five Million Eight Hundred Ninety-Six Thousand and 00/100 Dollars ($5,896,000.00), (c) the Amended and Restated Equipment Line of Credit Note dated November 8, 2006 in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00), (d) the Amended and Restated Revolving Line of Credit Note dated November 8, 2006 in the original principal amount of Seventeen Million and 00/100 Dollars ($17,000,000,00), and (e) the Acquisition Line of Credit Note dated November 8, 2006 in the original principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00) made by Grantor to Grantor pursuant to the Amended Loan Agreement), each as may be amended, restated, extended, supplemented or otherwise modified from time to time, and as the same may be reissued from time to time to successors and assigns of the Grantee.

     2. Definition of Obligations Secured. The parties hereto hereby acknowledge and agree that all indebtedness, obligations and liabilities of Grantor and Holdings under the Amended Loan Agreement (including, without limitation, the Cash Management Obligations, the Foreign Exchange Obligations, and the Swap Obligations, all as defined in the Amended Loan Agreement), the Original Notes, the Restated Equipment Line Note, the Restated Revolving Note and the Acquisition Line Note, constitute "Obligations" of Grantor as defined in and for the purposes of the Mortgage, and any and all future advances made by Grantee to

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Grantor or Holdings or as evidenced by notes executed or to be executed by
Grantor as maker or co-maker shall constitute "future advances" or "future loans" as defined in and for the purposes of the Mortgage.

     3. Representations and Warranties. Grantor hereby represents and warrants to Grantee that:

          A. Each representation and warranty of Grantor set forth in the Mortgage, as amended hereby, is hereby restated and affirmed as true and correct as of the date hereof;

          B. Grantor has the power and authority to enter into this Amendment and all other agreements contemplated hereby, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Grantor;

          C. Each of this Amendment and all other agreements to be executed by Grantor and contemplated hereby has been duly authorized (by all necessary company action and otherwise), validly executed and delivered by Grantor and constitutes the legal, valid and binding obligation of Grantor enforceable against it in accordance with its terms;

          D. The execution and delivery of this Amendment and all other agreements to be executed by Grantor and contemplated hereby and Grantor's performance hereunder and thereunder do not and will not require the consent or approval of any governmental authority, nor be in contravention of or in conflict with the Grantor's articles or certificate of incorporation or bylaws or operating agreement, or the provisions of any statute, or any judgment, order, or indenture, instrument, agreement, or undertaking, to which Grantor is a party or by which Grantor or its assets or properties are or may become bound.

     4. Reaffirmation. Except as amended hereby, the Mortgage shall remain in full force and effect and is in all respects hereby ratified and affirmed.

                      (The next page is the signature page)

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     IN WITNESS WHEREOF, this First Amendment to Mortgage and Security Agreement has been duly executed by Grantor and Grantee by their respective duly authorized representatives as an instrument under seal as of the day and year first above written.

                                        Grantor:

                                        SMITH & WESSON CORP.


/s/ Deborah A. Roe                      By /s/ John A. Kelly
------------------------------------       -------------------------------------
Witness                                    John A. Kelly
                                           Vice President and Chief Financial
                                           Officer

                          COMMONWEALTH OF MASSACHUSETTS

Hampden County, ss.

     On this 8th day of November, 2006, before me, the undersigned Notary Public, personally appeared the above-named John A. Kelly, proved to me by satisfactory evidence of identification, being (check whichever applies): [ ] driver's license or other state or federal governmental document bearing a photographic image, [ ] oath or affirmation of a credible witness known to me who knows the above signatory, or [X] my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly-authorized Vice President and Chief Financial Officer of Smith & Wesson Corp.


                                  /s/ Deborah Ann Roe
                                  ----------------------------------------------
                                  (Print Name of Notary Public): Deborah Ann Roe My commission expires: 03/27/09
                                  Qualified in the Commonwealth of Massachusetts

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                                        Grantee:

                                        TD BANKNORTH, N.A. (as
                                        successor-my-merger to Banknorth, N.A.)


/s/ Joanne Lavoie                       By /s/ Maria P. Goncalves
-------------------------------------      -------------------------------------
Witness                                    Maria P. Goncalves
                                           Senior Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Hampden County, ss.

     On this 6 day of November, 2006, before me, the undersigned Notary Public, personally appeared the above-named Maria P. Goncalves, proved to me by satisfactory evidence of identification, being (check whichever applies): [ ] driver's license or other state or federal governmental document bearing a photographic image, [ ] oath or affirmation of a credible witness known to me who knows the above signatory, or [X] my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by her voluntarily for its stated purpose, as the duly-authorized Senior Vice President of TD Banknorth, N.A. (as successor-by-merger to Banknorth, N.A.).


                                  /s/ Anne Kulik
                                  ----------------------------------------------
                                  (Print Name of Notary Public): Anne Kulik
                                  My commission expires: Dec 22, 2006
                                  Qualified in the Commonwealth of Massachusetts